                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Appalachian Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]






                                                                     May 1, 2001


Dear Shareholder:

         On behalf of the Board of Directors and Management of Appalachian Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Tuesday, May 22, 2001, at 3:00 p.m. at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia.

         At the Annual Meeting, shareholders will consider and vote upon the election of ten directors and the ratification of the appointment of the Company's independent auditors.

         The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

         A form of proxy is enclosed, and you are urged to complete, sign and return it to Appalachian Bancshares, Inc. as soon as possible in the enclosed, postage prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Appalachian Bancshares, Inc. prior to or at the time of the Annual Meeting.

         Your continued support of the Company is very important. I look forward to welcoming you at the meeting.


                                           Sincerely,



                                           Tracy R. Newton
                                           President and Chief Executive Officer

                          APPALACHIAN BANCSHARES, INC.
                            829 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540



                  -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 22, 2001
                  -------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Appalachian Bancshares, Inc., a Georgia corporation, will be held on Tuesday, May 22, 2001, at 3:00 p.m., local time, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia, for the following purposes:

         1. To elect ten directors to serve for a one-year term and until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as the Company's independent auditors; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 12, 2001 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

         Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated May 1, 2001. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Appalachian Bancshares, Inc. prior to or at the time of the Annual Meeting.

                                       By Order of the Board of Directors,



                                       TRACY R. NEWTON
                                       President and Chief Executive Officer
Ellijay, Georgia
May 1, 2001

                          APPALACHIAN BANCSHARES, INC.
                            829 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540
                                 (706) 276-8000


                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2001

                     --------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 3:00 p.m., local time, on Tuesday, May 22, 2001, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia, and at any and all adjournments or postponements thereof.

A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" ratification of the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Tracy R. Newton.

         The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiaries - Gilmer County Bank and Appalachian Community Bank (the "Banks") - who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $.01 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 1, 2001. A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

         The Company is authorized to issue up to 20,000,000 shares of Common Stock. At April 12, 2001, the Company had 2,857,248 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on April 12, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         The following table sets forth certain information with respect to the beneficial ownership, as of April 12, 2001, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (b) each of the Company's directors, (c) the Company's named executive officers and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

                                                                                     AMOUNT AND
                                                                                       NATURE
                                                                                   OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER                                                           OWNERSHIP(1)(2)     CLASS(1)
------------------------                                                           ---------------    ----------
Appalachian Bancshares, Inc. Section 401(k) Profit Sharing Plan...............         195,036 (3)        6.2%
Alan S. Dover.................................................................          80,100            2.6%
Charles A. Edmondson .........................................................         100,100            3.2%
Roger E. Futch ...............................................................          89,300 (4)        2.9%
Joseph C. Hensley ............................................................          62,200            2.0%
Frank E. Jones ...............................................................          60,100            1.9%
J. Ronald Knight .............................................................         122,160 (5)        3.9%
Tracy R. Newton...............................................................         148,272            4.7%
Kent W. Sanford ..............................................................         108,692 (6)        3.5%
P. Joe Sisson ................................................................          95,296 (7)        3.0%
Kenneth D. Warren.............................................................         123,100            3.9%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 PERSONS)..................       1,184,356           37.8%

---------------

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before June 11, 2001 (60 days from April 12, 2001), through the exercise of options granted under the Directors' Non-Qualified Stock Option Plan or the Employee Stock Incentive Plan. See "Stock Option Grants and Related Information." The number of shares underlying options that may be exercised as of June 11, 2001 is as follows: (i) Mr. Newton - 105,600 shares; (ii) Mr. Sanford - 70,400 shares; (iii) Mr. Hensley - 35,200 shares; (iv) Mr. Sisson - 17,600 shares; (v) each of the Company's directors (with the exception of Messrs. Newton, Sanford, Sisson and Hensley) - 26,400 shares; and (vi) all directors and executive officers as a group (ten persons) - 272,800 shares.
(3) The address of the Appalachian Bancshares, Inc. Section 401(k) Profit Sharing Plan (the "401(k) Plan") is Box G, 829 Industrial Boulevard, Ellijay, Georgia 30540. Pursuant to the Georgia Bankers' Association Master Section 401(k) Profit Sharing Plan, which governs the 401(k) Plan, shares of Common Stock owned by the 401(k) Plan are voted by the Company as Company Stock Trustee in accordance with the directions of the

         401(k) Plan's administrative committee. Accordingly, the power to vote or direct the vote of shares owned by the 401(k) Plan resides with the administrative committee, which consists of Messrs. Hensley, Newton and Sanford. The Company Stock Trustee has sole power to dispose of the shares owned by the 401(k) Plan. As a result Messrs. Hensley, Newton and Sanford may be considered beneficial owners of these securities, but the shares held by the 401(k) Plan are not included in the ownership of each member of the administrative committee.
(4) Includes 7,400 shares held by Mr. Futch's spouse, as to which Mr. Futch disclaims beneficial ownership, and 6,200 shares held by Mr. Futch and his spouse as custodians for minor grandchildren, as to which Mr. Futch disclaims beneficial ownership.
(5) Includes 5,960 shares held by Mr. Knight's spouse, as to which Mr. Knight disclaims beneficial ownership.
(6) Includes 4,840 shares held by Mr. Sanford's spouse, as to which Mr. Sanford disclaims beneficial ownership, and 144 shares held by Mr. Sanford as custodian for his minor children.
(7) Includes 11,680 shares held by Mr. Sisson's spouse as to which Mr. Sisson disclaims beneficial ownership.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the Commission. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the year ended December 31, 2000.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Action will be taken at the Annual Meeting for the election of ten directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

         The Company's bylaws provide that the Board shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. The Company's Board of Directors has fixed the number of directors at ten, the same as in the prior year.

         If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

NOMINEES FOR THE BOARD OF DIRECTORS

         The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company and the Banks, and principal employment for the past five years.

                 NAME                          AGE      POSITION WITH THE COMPANY
                 ----                          ---      -------------------------
                 Alan S. Dover............     44       Director

                 Charles A. Edmondson.....     53       Director

                 Roger E. Futch...........     55       Director

                 Joseph C. Hensley........     43       Director, Assistant Secretary

                 Frank E. Jones...........     48       Chairman of the Board

                 J. Ronald Knight.........     53       Director

                 Tracy R. Newton..........     45       President, Chief Executive Officer,
                                                        Treasurer, Director

                 Kent W. Sanford..........     39       Executive Vice President and
                                                        Chief Operating Officer

                 P. Joe Sisson............     65       Director, Secretary

                 Kenneth D. Warren........     50       Director


         Alan S. Dover has been a director of the Company since 1996 and a director of Gilmer County Bank since 1994. Mr. Dover is the chief executive officer and owner of A.S. Dover Concrete, Inc., a curbing and excavating business. He also is owner of A.S. Dover Properties, Inc., a commercial real estate development firm, and A.S. Dover Construction Company.

         Charles A. Edmondson has been a director of the Company since 1996, a director of Gilmer County Bank since 1994 and a director of Appalachian Community Bank since March 1999. Mr. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

         Roger E. Futch has been a director of the Company since 1996 and a director of Gilmer County Bank since 1994. Mr. Futch has been employed by the Ellijay Telephone Company since 1968. He currently serves as Chief Operations Officer and Executive Vice President of Ellijay Telephone Company and Community Television Company, Inc. He is President and Chief Operations Officer of ETC Communications. Mr. Futch serves on the management committee of U.S. Carrier Telecom, LLC since inception and is chairman of the Board of Directors of GA PCS LLC.

         Joseph C. Hensley has served as Assistant Secretary and a director of the Company since 1996 and as Assistant Secretary and a director of Gilmer County Bank since 1994. Mr. Hensley is a CPA and is currently Chief Operations Officer and General Manager of U.S. Carrier Telecom, LLC.

         Frank E. Jones has been Chairman of the Board of the Company since 1996 and Chairman of the Board of Gilmer County Bank since 1994. Mr. Jones is the minister of the Ellijay Church of Christ, where he has served for 21 years. Mr. Jones also is a member of the Georgia Policy Council for Children and Families and the Welfare Reform Policy Council for the State of Georgia.

         J. Ronald Knight has been a director of the Company since 1996 and a director of Gilmer County Bank since 1994. Mr. Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay.

         Tracy R. Newton has served as President, Chief Executive Officer and a director of the Company since 1996 and President, Chief Executive Officer and a director of Gilmer County Bank since its inception in 1994. Prior to Mr. Newton's employment with the Bank, he served as executive vice president of the Bank of Ellijay, until he resigned in September 1993 to pursue the formation of Gilmer County Bank. His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 25 years experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

         Kent W. Sanford has served as Executive Vice President and Chief Operating Officer of the Company and Gilmer County Bank since 1996 and 1994, respectively, and has served as a director of Gilmer County Bank and the Company since February 1999. Mr. Sanford also serves as Chairman of the Board of Appalachian Community Bank. Prior to Mr. Sanford's employment with Gilmer County Bank in August 1994, he served for ten years as vice president for the Bank of Ellijay where he supervised all operations areas and acted as a loan officer and branch manager.

         P. Joe Sisson has served as Secretary and a director of the Company since 1996 and as Secretary and a director of Gilmer County Bank since 1994. Mr. Sisson is president and chief executive officer of the Sisson Corporation, a real estate development firm. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties, and Sisson Company Contractors. He is a former advisory director of NationsBank.

         Kenneth D. Warren has been a director of the Company since 1996 and a director of Gilmer County Bank since 1994. Mr. Warren is the president and owner of Warren's Auto Sales, Inc., a used car dealership.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TEN NOMINEES DESCRIBED ABOVE AS DIRECTORS OF THE COMPANY.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Company

         The Board of Directors of the Company held twenty-two meetings during the fiscal year ended December 31, 2000. The Board of Directors of Gilmer County Bank held twenty-one meetings during the 2000 fiscal year, the Board of Directors of Appalachian Community Bank held twelve meetings, and Appalachian Information Management, Inc. , a wholly owned subsidiary of Gilmer County Bank, held six meetings during the 2000 fiscal year. All directors of the Company and the Banks attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the Banks and the committees on which such directors served during that period.

         The Company's Board of Directors has two standing committees. The Personnel Committee, which consists of Roger E. Futch, Joseph C. Hensley, J. Ronald Knight, Tracy R. Newton and Kenneth D. Warren, functions primarily to review compensation, bonus and incentive plans, to make recommendations to the full Board of Directors in respect of any changes to such plans, to administer such plans as directed by the Board of Directors, and to approve new management. The Company's Personnel Committee met four times during the 2000 fiscal year.

         The Audit Committee, which consists of Roger Futch, who serves as Chairman, and Joe Hensley, oversees and reviews the internal and independent audit function of the company and reports the committees findings and recommendations to the Board. The Board of Directors of the Company has not yet adopted a written charter for the Audit Committee. The composition of the Company's Audit Committee complies with the NASD rule for audit committees for small business issuers (which requires that the audit committee have at least two members, a majority of which are independent directors) because the Committee has two members and both members Mr. Futch and Mr. Hensley are independent directors under the applicable NASD rule. The Audit Committee met three times in 2000.


AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

         The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2000 with the Company's management. The committee has also discussed with Schauer, Taylor, Cox, Vise, and Morgan, P.C., their independent auditors, the matters required to be discussed by SAS 61.

         The Audit Committee has received the written disclosures and the letter from Schauer, Taylor, Cox, Vise, and Morgan, P.C. required by Independence Standards board Standard No.1 and has discussed with Schauer, Taylor, Cox, Vise, and Morgan, P.C., its independence.

         Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2000.

                               The Audit Committee

                              Roger Futch, Chairman
                                Joseph C. Hensley

BANKS

         The Board of Directors of Gilmer County Bank has established certain committees, including the Personnel Committee, Audit Committee, Loan Committee, Community Reinvestment Act Committee and the Investment and Asset/Liability Management Committee. The principal functions and the names of the directors currently serving as members of four of those committees are set forth below.

         Gilmer County Bank's Personnel Committee consists of the same directors and performs the same functions as those set forth above for the Company's Personnel Committee. During the 2000 fiscal year, Gilmer County Bank's Personnel Committee met four times.

         The primary functions of Gilmer County Bank's Audit Committee include reviewing internal and independent audit, compliance and loan reports, reviewing management's response to such reports and reporting the committee's findings and recommendations to the Board of Directors. The Audit Committee is composed of Roger E. Futch and Joe Hensley. During the 2000 fiscal year, the Audit Committee met three times.

         Gilmer County Bank's Investment and Asset/Liability Management Committee establishes and monitors volume and mix of assets and funding sources that are consistent with liquidity, capital adequacy, growth, risk, and profitability goals. The committee monitors compliance with the investment policy and the operation of the Investment Portfolio and allocation of available funds and reports such findings to the Board. The Committee, which consists of Joe Hensley and Charles Edmondson, met three times in 2000.

         The Loan Committee, which consists of Alan Dover, Roger Futch, Ronald Knight, Tracy Newton, and Virginia Cochran, met 49 times in 2000. The Committee is responsible for ensuring that loans within the $200,000 to $500,000 range comply with the requirements of the bank's Loan Policy. Lines exceeding $500,000 require approval of the Board of Directors.

         The Board of Directors of Appalachian Community Bank has established similar committees as those of Gilmer County Bank, each having substantially identical functions. Appalachian Community Bank's loan committee consists of Gary Davenport, Jim Sisson, and Kent Sanford. The Community Reinvestment Act Committee is comprised of Myron Turner and Charles Edmondson. The Personnel Committee includes Charles Edmondson and Kent Sanford. Appalachian Community Bank has established an Audit Committee, which consists of Jim Sisson and Myron Turner. The Audit Committee met four times in 2000. Appalachian Community Bank's Asset Liability Committee, which consists of Kent Sanford and Gary Davenport, met three times in 2000.

         Neither the Company, Gilmer County Bank, or Appalachian Community Bank has a standing nominating committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with Gilmer County Bank and Appalachian Community Bank in the ordinary course of business during fiscal year 2000, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2000. Total loans outstanding to all directors and executive officers of the Company and the Banks, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $5,277,702 at December 31, 2000.


                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Schauer, Taylor, Cox & Vise, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 2000, and has been reappointed by the Board of Directors to serve in that capacity for the 2001 fiscal year. The Company has been advised that no member of Schauer, Taylor, Cox & Vise, P.C. or any of its associates have any financial interest in the Company or the Banks. A representative of Schauer, Taylor, Cox & Vise, P.C. will not be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

         Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C., the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2001 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE & MORGAN, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

          The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for Tracy R. Newton, the Company's President and Chief Executive Officer, and Kent W. Sanford, the Company's Executive Vice President and Chief Operating Officer (these individuals are referred to collectively as the "named executive officers"). No other executive officer of the Company or either Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 2000.


                           SUMMARY COMPENSATION TABLE


                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                          ANNUAL COMPENSATION (1)                AWARDS
                                               --------------------------------------------   ------------
                                                                                               SECURITIES
                                     FISCAL                                   OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR     SALARY (2)         BONUS       COMPENSATION     OPTIONS (#)    COMPENSATION
---------------------------------   --------   ------------   -------------   -------------   ------------   --------------
Tracy R. Newton...............      2000       $117,531         $ 58,262        $ 15,000(3)           0      $    32,024(4)
  President, Chief Executive        1999        101,240           51,877          13,400(3)           0           25,902(4)
  Officer and Treasurer             1998         97,195           45,851           7,200(3)           0           24,893(4)

Kent W. Sanford...............      2000       $ 93,943         $ 40,460        $ 21,350(7)           0      $    28,730(6)
  Executive Vice President,         1999         84,355           35,844          15,600(7)           0           20,927(6)
   and Chief Operating Officer      1998         80,331(5)        31,827               0              0           19,652(6)


--------------------------

(1) Information regarding certain perquisites and other personal benefits has been omitted because the aggregate value of such items do not meet the minimum amount required for disclosure under the rules and regulations of the Commission.
(2) Includes deferred contributions made at the individual's election pursuant to the Company's 401(k) Plan.
(3) Directors' fees paid for service on the Board of Directors of the Company and Gilmer County Bank.
(4) Includes (i) contributions by Gilmer County Bank of $17,416 in 1998, $16,102 in 1999, and $16,907 in 2000 under the 401(k) Plan, (ii)
         matching contributions by Gilmer County Bank of $4,441 in 1998, $4,544 in 1999, and $2,996 in 2000 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by Gilmer County Bank in the amount of $3,036 in 1998, $5,256 in 1999, and $11,892 in 2000.
(5) Includes $3,600 for services as secretary to the Board of Directors of the Company and Gilmer County Bank.
(6) Includes (i) contributions by Gilmer County Bank of $13,359 in 1998, $12,222 in 1999, and $12,986 in 2000 under the 401(k) Plan, (ii)
         matching contributions by Gilmer County Bank of $3,257 in 1998, $3,449 in 1999, and $4,061.49 in 2000 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by Gilmer County Bank in the amount of $3,036 in 1998, $5,256 in 1999, and $10,919 in 2000.
(7) Directors' fees paid for service on the Board of Directors of the Company, Gilmer County Bank, and Appalachian Community Bank.

STOCK OPTION GRANTS AND RELATED INFORMATION

         There were no stock option grants during the fiscal year ended December 31, 2000 to any of the named executive officers. The following table sets forth information with respect to the named executive officers concerning unexercised options held as of the end of the fiscal year. No options were exercised by the named executive officers in 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-THE-
                                                                OPTIONS AT                       MONEY OPTIONS AT
                                                            FISCAL YEAR-END (#)(1)              FISCAL YEAR-END (2)
                                                       ------------------------------- -------------------------------
NAME                                                    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                                    -----------    -------------   -----------    -------------
Tracy R. Newton.............................              79,200         52,800        $   871,200    $  580,800

Kent W. Sanford ............................              52,800         17,600        $   580,800    $  193,600


(1) The options vest and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2) The options have an exercise price of $8.00 per share and the fair market value of the Common Stock at the close of business on December 31, 2000, was $15.00 per share based on the price of the last trade of which management is aware as of such date.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         Pursuant to the terms of the 1997 Employee Stock Incentive Plan (the "Plan"), the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. "Change in control" and "corporate transactions" are defined in the Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company's outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company's assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which Messrs. Newton and Sanford were granted options contain these acceleration provisions. See "Stock Option Grants and Related Information."

DIRECTOR COMPENSATION

         The same individuals who served as directors of the Company also served as directors of Gilmer County Bank during the fiscal year ended December 31, 2000. In 2000, the Chairman of the Company's Board of Directors was paid an aggregate of $26,140, Mr. Newton was paid an aggregate of $15,000, and Mr. Sanford was paid an aggregate of $21,350, which included fees received from the Company, Gilmer County Bank, and Appalachian Community Bank. The other members of the Board of Directors were paid an aggregate for their services as follows: Alan Dover, $23,940; Charles Edmondson, $29,040; Roger Futch, $24,940; Joe Hensley, $23,190; Ronald Knight, $24,040; Joe Sisson $22,890; Kenneth Warren, $22,990. Mr. Edmondson serves on the Board of Directors of the Company, Gilmer County Bank, and Appalachian Community Bank. Mr. Futch serves on the Board of Directors of the Company, Gilmer County Bank, and Appalachian Information Management, Inc. Each outside director is paid a fee of $50 for each committee meeting attended. In addition, the Company reimbursed directors for travel and expenses incurred by them in connection with their service on the Boards of the Company and the Banks.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.


                               VOTING REQUIREMENTS

         Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

         With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors. With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

         If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than January 1, 2002. Any such proposal must comply in all respects with the rules and regulations of the Commission.

         For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's Year 2002 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 17, 2002, and advises shareholders in the Year 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 17, 2002. Notices of intention to present proposals at the Year 2002 Annual Meeting should be addressed to P. Joe Sisson, Secretary, Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540.


                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. The Annual Report includes a copy of its annual report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the Commission. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Kent W. Sanford. If the person requesting the Form 10-KSB was not a shareholder of record on April 12, 2001, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                              AVAILABLE INFORMATION

         The company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Shareholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C., at prescribed rates. The Commission maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

                                          By Order of the Board of Directors

                                          TRACY R. NEWTON
                                          President and Chief Executive Officer

Ellijay, Georgia
May 1, 2001

                          APPALACHIAN BANCSHARES, INC.
                            829 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540


                               COMMON STOCK PROXY

                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 22, 2001



         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

         The Board of Directors recommends a vote "FOR" the listed proposals which are more fully described in the proxy statement dated May 1, 2001, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

         The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby appoints Joseph C. Hensley, Tracy R. Newton and P. Joe Sisson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 22, 2001 and at any adjournment or postponement thereof:


         1. PROPOSAL TO APPROVE the election of all nominees as directors of the Company.

                  [ ] FOR all nominees listed below  [ ] WITHHOLD authority for
                      (except as marked to the           all nominees listed
                      contrary below)                    below

                  INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                  Alan S. Dover                J. Ronald Knight
                  Charles A. Edmondson         Tracy R. Newton
                  Roger E. Futch               Kent W. Sanford
                  Joseph C. Hensley            P. Joe Sisson
                  Frank E. Jones               Kenneth D. Warren

         2. PROPOSAL TO RATIFY the appointment of Schauer, Taylor, Cox, Vise, & Morgan, P.C. as the Company's and the Banks' Independent Auditors for the fiscal year ending December 31, 2001.

                  [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

                               (Continued on back)

         IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:  __________________, 2001      PLEASE SIGN NAME EXACTLY AS
                                      LISTED ON THE MAILING LABEL.


                                      ------------------------------------------
                                                   Signature

                                      ------------------------------------------
                                      Print Name as listed on the mailing label


                                      ------------------------------------------
                                            Signature (if held jointly)


NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.